April 8, 2014

VIA EDGAR

U.S. Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Re:  Exchange Traded Concepts Trust (File Nos. 333-156529 and 811-22263)

Ladies and Gentlemen:

On behalf of our client, Exchange Traded Concepts Trust (the “Trust”), we are filing, pursuant to Rule 497(j) under the Securities Act of 1933, this letter certifying that the forms of Prospectuses and Statements of Additional Information, each dated March 28, 2014, for the Trust’s Yorkville High Income MLP ETF, Yorkville High Income Infrastructure MLP ETF and Forensic Accounting ETF that would have been filed pursuant to Rule 497(c) would not have differed from that contained in the Trust’s Post-Effective Amendment No. 90, which was filed with the U.S. Securities and Exchange Commission via EDGAR Accession No. 0001398344-14-001917 on March 28, 2014.

Please do not hesitate to contact me at 202.373.6173 should you have any questions.

Very truly yours,

/s/ Christopher D. Menconi
Christopher D. Menconi